Basic and Diluted Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Basic and Diluted Earnings (Loss) Per Common Share

Note 12 — Basic and Diluted Earnings (Loss) per Common Share

Basic earnings (loss) per share is computed by dividing the net income or net loss available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated using the treasury stock method and reflects the potential dilution that could occur if warrants were exercised and were not anti-dilutive.

For the year ended December 31, 2017, basic and diluted loss per common share were the same since there were no potentially dilutive shares outstanding during the respective periods. The outstanding warrants as of December 31, 2017, to purchase 166,665 shares of common stock were not included in the calculations of diluted loss per share because the impact would have been anti-dilutive.